Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1992-1

KEY PERFORMANCE FACTORS
March, 1997

Scheduled Maturity                                      12/15/97

Coupon                                                  7.25%

Excess Protection Level
   3 Month Average  5.19%
      March, 1997  6.18%
      February, 1997  4.96%
      January, 1997  4.44%


Cash Yield                                              20.83%

Investor Charge Offs                                    4.90%

Base Rate                                               9.75%

Over 35 Day Delinquency                                 4.98%

Seller's Interest                                       23.49%

Total Payment Rate                                      10.71%

Total Principal Balance                                $7,275,805,303.32

Investor Participation Amount                          $374,999,999.99

Seller Participation Amount                            $1,709,138,636.63